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                                                                     Exhibit 10










INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 6 to the Registration Statement (Investment Company Act File No. 811-09735) of Master Focus Twenty Trust on Form N-1A of our report dated January 9, 2004, appearing in the November 30, 2003 Annual Report of Merrill Lynch Focus Twenty Fund, Inc., in Part B of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
March 24, 2004